Inventories	12 Months Ended
Dec. 31, 2021
Inventories [abstract]
Inventories

8.   INVENTORIES

As at	Note	December 31, 2021	December 31, 2020
Concentrate stockpiles		$1,711	$1,682
Doré bars		3,456	1,796
Leach pad and gold-in-circuit		30,321	7,851
Ore stockpiles		39,292	11,640
Materials and supplies		31,437	22,020
Total inventories		$106,217	$44,989
Less: non-current portion	11	(20,398)	(9,715)
Current inventories		$85,819	$35,274

During the year ended December 31, 2021, the Company expensed $346.4 million (December 31, 2020 – $160.1 million) of inventories to cost of sales. During the year ended December 31, 2021, charges of $7.0 million, including $2.8 million related to depreciation, were recognized in cost of sales to reduce low grade stockpiles at Lindero and Yaramoko to net realizeable value.